PALATIN TECHNOLOGIES, INC.

2005 STOCK PLAN

OPTION CERTIFICATE

        This Certificate, when executed by a duly authorized officer of Palatin Technologies, Inc. (the “Company”), evidences the grant to the Participant named below of an Option to purchase shares of the Common Stock of the Company.

1.	Name and Address of Participant:	_________________________________ _________________________________ _________________________________

2.	Date of Grant:	_________________________________

3.	Type of Grant:	Non-Qualified Stock Option

4.	Maximum Number of Shares for which this Option is exercisable:	_________________________________

5.	Exercise (purchase) price per share:	_________________________________

6.	Vesting Schedule: This Option shall become exercisable (and the Shares issued upon exercise shall be vested) as follows:

[Insert Vesting Schedule and include any acceleration of vesting upon a change of control if applicable]

This Option is subject to and governed by the terms of this Option Certificate, the Option Agreement attached hereto and incorporated by reference herein and the Company’s 2005 Stock Plan.

PALATIN TECHNOLOGIES, INC.

By:__________________________
Stephen T. Wills

Title: Chief Financial Officer